                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                         ADAMS RESOURCES & ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-7908                74-1753147
----------------------------          ----------------       -------------------
(State or other jurisdiction          (Commission file         (IRS employer
  of incorporation)                       number)            identification no.)


4400 POST OAK PKWY, SUITE 2700, HOUSTON, TEXAS                      77027
----------------------------------------------                ------------------
  (Address of principal executive offices)                        (Zip code)


                                 (713) 881-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [  ]   Written communications pursuant to Rule 425 under the Securities Act

    [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    [  ]   Pre-commecement communications pursuant to Rule 14d-2 (b) under the
           Exchange Act

    [  ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the
           Exchange Act


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Item 8.01. North Sea Exploration Project

         On October 14, 2004, Adams Resources & Energy, Inc., announced that its UK subsidiary, Adams Exploration UK Limited, has been awarded a "Promote" Production License in the Northeast portion of Block 48/16a in the Southern North Sea. In connection with the announcement, Adams Resources & Energy, Inc. issued a press release on October 14, 2004. A copy of the announcement furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

        (c) 99.1 Copy of Adams Resources & Energy, Inc. press release dated October 14, 2004 entitled "Adams Resources Announces Second North Sea Exploration Project."


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADAMS RESOURCES & ENERGY, INC.


Date:  October 15, 2004                     By: /s/ Richard B. Abshire
                                                --------------------------------
                                                Richard B. Abshire
                                                Chief Financial Officer


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The following designated exhibits are incorporated by reference as filed with this report, as indicated.

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------------------------------------------------------
   99.1         Copy of Adams Resources & Energy, Inc. press release dated
                October 14, 2004 entitled "Adams Resources Announces Second
                North Sea Exploration Project"